UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2006

PW EAGLE, INC.

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(IRS Employer Identification No.)

1550 Valley River Drive, Eugene, Oregon 97401

(Address of Principal Executive Offices) (Zip Code)

(541) 343-0200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The board of directors of PW Eagle Inc. (the “Company”), upon the recommendation of its compensation committee, has approved change in control agreements for certain of its executive officers, as well as a Retention Bonus Plan, to provide incentive to the Company’s management and key employees to continue their contributions to the Company’s business objectives while the strategic committee of the Company’s board of directors continues its previously announced evaluation and exploration of strategic alternatives for the Company, including return of capital to shareholders, a potential sale of the Company, acquisitions, product diversification and other actions designed to maximize shareholder value.

On November 15, 2006, Company’s board of directors approved two-year change in control agreements for the following executive officers named in the summary compensation table in the Company’s last filed proxy statement: the Company’s chief executive officer, Jerry A. Dukes; its chief financial officer, Scott Long; and its executive vice presidents, John R. Cobb and N. Michael Stickel. Upon a Company change in control followed by a termination event with respect to the executive, the change in control agreements provide for the cash payment to the executive of (i) one times (two times in the case of Mr. Dukes) the sum of (A) the executive’s base salary and (B) a bonus equal to 25% of the executive’s base salary (47.5% and 40% in the case of Mr. Dukes and Mr. Long, respectively) and (ii) the executive’s target annual bonus prorated for the year in which the termination event occurs. The change in control agreements also provide for the continuation for one year (two years in the case of Mr. Dukes) of health, welfare and fringe benefits for the executive and his family and the payment of any salary or bonus already owed to the executive. All such payments are contingent on the executive executing a release of certain claims against the Company. In addition, the change in control agreements provide for the immediate vesting of all equity incentive awards upon a Company change in control event.

The foregoing is intended to be only a summary, does not purport to be a complete description of the change in control agreements and is qualified in its entirety by reference to the form of change in control agreement attached to this Current Report as Exhibit 10.1.

On November 15, 2006, the Company’s board of directors also approved the PW Eagle Inc. Retention Bonus Plan (the “Plan”). The Plan provides for a retention bonus to be paid to eligible employees equal to the amount of the potential target bonus for such employee under the Company’s 2006 Performance Bonus Plan in the event a Company change in control event occurs on or prior to December 31, 2007 and the eligible employee continues to be employed by the Company or its subsidiary at the time of such change in control. Eligible employees under the Plan are those specified by the compensation committee of the Company’s board of directors. Among the employees specified by the compensation committee for participation in the Plan are the following executive officers named in the summary compensation table in the Company’s last filed proxy statement (and the amount of each such executive’s retention bonus is also noted): Jerry A. Dukes ($137,750); Scott Long ($100,000); John R. Cobb ($66,250); N. Michael Stickel ($64,250); and Keith Steinbruck ($42,663).

The foregoing is intended to be only a summary, does not purport to be a complete description of the Retention Bonus Plan and is qualified in its entirety by reference to a copy of the Plan attached to this Current Report as Exhibit 10.2.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 15, 2006, the Company’s board of directors approved certain amendments to the Company’s bylaws, which included the following:

•	allowing participation by means of remote communication by the Company’s shareholders and directors in regular and special meetings of the Company’s shareholders, directors and committees of the board of directors;

•	allowing for notice of meetings to shareholders to be given by electronic communication in a form consented to by such shareholder;

•	allowing for action to be taken by the board of directors or a committee thereof without a meeting if a written action is signed or consented to by means of electronic communication by all members of the board or committee;

•	stating, as is currently provided under Minnesota corporate law, that directors shall be elected by a plurality of the voting power of shares present and entitled to vote at a meeting at which a quorum is present;

•	providing for the advancement of expenses to certain directors and officers in connection with actions against the Company to enforce the person’s rights against the Company relating to such person’s former or present position as a director or officer of the Company; and

•	providing for certain procedures and limitations on indemnification and expense advancement by the Company.

The foregoing is intended to be only a summary, does not purport to be a complete description of the amendments approved to the Company’s bylaws and is qualified in its entirety by reference to the Company’s Amended and Restated Bylaws attached to this Current Report as Exhibit 3.2.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 15, 2006, the Company’s board of directors approved certain amendments to the Company’s Code of Ethics and Business Conduct, which included the following:

•	adding provisions regarding obligations with respect to compliance with safety, health and environmental laws, rules, regulations and Company policies;

•	clarifying the Company’s policy on conflicts of interest and related party transactions;

•	limiting the circumstances where political contributions may be made by the Company to those instances where an express directive has been given by the Company’s board of directors

•	setting monetary limits on gifts and business courtesies that may be accepted by Company employees from vendors, customers, and other business associates without advance approval by the Company’s chief executive officer and compliance officer;

•	adding provisions regarding restrictive trade practices and compliance with antitrust laws.

The foregoing is intended to be only a summary, does not purport to be a complete description of the amendments approved to the Company’s Code of Ethics and Business Conduct and is qualified in its entirety by reference to the Company’s amended Code of Ethics and Business Conduct attached to this Current Report as Exhibit 14.1. The amended Code of Ethics and Business Conduct will also be posted on the Investor Relations page of the Company’s website at www.pweagleinc.com.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions. None

(d)	Exhibits:

3.2	Amended and Restated Bylaws, effective November 15, 2006

10.1	Form of Change in Control Agreement

10.2	Retention Bonus Plan

14.1	Code of Ethics and Business Conduct, as amended November 15, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: November 21, 2006	By	/s/ Scott Long
Scott Long
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

EXHIBIT INDEX

to

FORM 8-K

PW EAGLE, INC.

Date of Report:	Commission File No.:
November 15, 2006	0-18050

Exhibit No.	ITEM
3.2	Amended and Restated Bylaws, effective November 15, 2006

10.1	Form of Change in Control Agreement

10.2	Retention Bonus Plan

14.1	Code of Ethics and Business Conduct, as amended November 15, 2006